SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2003

BMC SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2101 CityWest Boulevard Houston, Texas	77042-2827
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 918-8800

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit 99. Presentation dated January 7, 2003.

Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On January 7, 2003 Robert E. Beauchamp, President and CEO of BMC Software, Inc. (“BMC”), presented at the Morgan Stanley Software, Services, Internet and Networking Conference. Mr. Beauchamp’s prepared presentation is attached to this Current Report as Exhibit 99.

     A replay of the webcast of Mr. Beauchamp’s formal remarks and the Question and Answer session as well as his presentation will be available via BMC Software’s website at www.bmc.com/investors within 24 hours of the original presentation and will be archived on the website for 30 days.

     BMC’s website (www.bmc.com) contains a significant amount of information about BMC, including financial and other information for investors (www.bmc.com/investors). BMC encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC SOFTWARE, INC.
Date: January 7, 2003	By: /s/ ROBERT H. WHILDEN, JR.

Robert H. Whilden, Jr.
Senior Vice President and General Counsel

EXHIBIT INDEX

     99 — Presentation dated January 7, 2003

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